SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each PowerShares trust listed herein, and that the following funds are included under the Custody Agreement dated June 17, 2013, by and between the such trusts and the Bank of New York Mellon.

December 19, 2017

PowerShares Exchange-Traded Fund Trust

1.	PowerShares Aerospace & Defense Portfolio
2.	PowerShares BRIC Portfolio
3.	PowerShares BuyBack AchieversTM Portfolio
4.	PowerShares Cleantech Portfolio
5.	PowerShares Dividend AchieversTM Portfolio
6.	PowerShares Dow Jones Industrial Average Dividend Portfolio
7.	PowerShares DWA Momentum Portfolio
8.	PowerShares DWA Basic Materials Momentum Portfolio
9.	PowerShares Dynamic Biotechnology & Genome Portfolio
10.	PowerShares Dynamic Building & Construction Portfolio
11.	PowerShares DWA Consumer Cyclicals Momentum Portfolio
12.	PowerShares DWA Consumer Staples Momentum Portfolio
13.	PowerShares Dynamic Energy Exploration & Production Portfolio
14.	PowerShares DWA Energy Momentum Portfolio
15.	PowerShares DWA Financial Momentum Portfolio
16.	PowerShares Dynamic Food & Beverage Portfolio
17.	PowerShares DWA Healthcare Momentum Portfolio
18.	PowerShares DWA Industrials Momentum Portfolio
19.	PowerShares Dynamic Large Cap Growth Portfolio
20.	PowerShares Russell Top 200 Equal Weight Portfolio
21.	PowerShares Dynamic Large Cap Value Portfolio
22.	PowerShares Dynamic Leisure and Entertainment Portfolio
23.	PowerShares Dynamic Market Portfolio
24.	PowerShares Dynamic Media Portfolio
25.	PowerShares Russell Midcap Pure Growth Portfolio
26.	PowerShares Russell Midcap Equal Weight Portfolio
27.	PowerShares Russell Midcap Pure Value Portfolio
28.	PowerShares Dynamic Networking Portfolio
29.	PowerShares Dynamic Oil & Gas Services Portfolio
30.	PowerShares DWA NASDAQ Momentum Portfolio
31.	PowerShares Dynamic Pharmaceuticals Portfolio
32.	PowerShares Dynamic Retail Portfolio
33.	PowerShares Dynamic Semiconductors Portfolio
34.	PowerShares Russell 2000 Pure Growth Portfolio
35.	PowerShares Russell 2000 Equal Weight Portfolio
36.	PowerShares Russell 2000 Pure Value Portfolio
37.	PowerShares Dynamic Software Portfolio
38.	PowerShares DWA Technology Momentum Portfolio
39.	PowerShares DWA Utilities Momentum Portfolio
40.	PowerShares Financial Preferred Portfolio
41.	PowerShares FTSE RAFI US 1000 Portfolio
42.	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio
43.	PowerShares Russell Top 200 Pure Growth Portfolio
44.	PowerShares Russell Top 200 Pure Value Portfolio
45.	PowerShares Global Listed Private Equity Portfolio
46.	PowerShares Golden Dragon China Portfolio

47.	PowerShares High Yield Equity Dividend Achievers Portfolio
48.	PowerShares Insider Sentiment Portfolio
49.	PowerShares International Dividend Achievers Portfolio
50.	PowerShares Zacks Mid-Cap Portfolio
51.	PowerShares Zacks Multi-Asset Income Portfolio
52.	PowerShares NASDAQ Internet Portfolio
53.	PowerShares Raymond James SB-1 Equity Portfolio
54.	PowerShares S&P 100® Equal Weight Portfolio
55.	PowerShares S&P MidCap 400® Equal Weight Portfolio
56.	PowerShares S&P MidCap 400® Pure Growth Portfolio
57.	PowerShares S&P MidCap 400® Pure Value Portfolio
58	PowerShares S&P 500® BuyWrite Portfolio
59.	PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio
60.	PowerShares S& P 500® Equal Weight Consumer Staples Portfolio
61.	PowerShares S&P 500® Equal Weight Energy Portfolio
62.	PowerShares S&P 500® Equal Weight Portfolio
63.	PowerShares S&P 500® Equal Weight Financials Portfolio
64.	PowerShares S&P 500® Equal Weight Health Care Portfolio
65.	PowerShares S&P 500® Equal Weight Industrials Portfolio
66.	PowerShares S&P 500® Equal Weight Materials Portfolio
67.	PowerShares S&P 500® Equal Weight Real Estate Portfolio
68.	PowerShares S&P 500® Equal Weight Technology Portfolio
69.	PowerShares S&P 500® Equal Weight Utilities Portfolio
70.	PowerShares S&P 500® Pure Growth Portfolio
71.	PowerShares S&P 500® Pure Value Portfolio
72.	PowerShares S&P 500® Top 50 Portfolio
73.	PowerShares S&P 500® Quality Portfolio
74.	PowerShares S&P SmallCap 600® Equal Weight Portfolio
75.	PowerShares S&P SmallCap 600® Pure Growth Portfolio
76.	PowerShares S&P SmallCap 600® Pure Value Portfolio
77.	PowerShares S&P Spin-Off Portfolio
78.	PowerShares Water Resources Portfolio
79.	PowerShares Wilderhill Clean Energy Portfolio
80.	PowerShares Wilderhill Progressive Energy Portfolio
81.	PowerShares Wilshire Micro-Cap Portfolio
82.	PowerShares Wilshire US REIT Portfolio
83.	PowerShares Zacks Micro Cap Portfolio

PowerShares Exchange-Traded Fund Trust II

1.	PowerShares 1-30 Laddered Treasury Portfolio
2.	PowerShares Canadian Energy Income Portfolio
3.	PowerShares CEF Income Composite Portfolio
4.	PowerShares Contrarian Opportunities Portfolio
5.	PowerShares China All-Cap Portfolio
6.	PowerShares China Real Estate Portfolio
7.	PowerShares China Small Cap Portfolio
8.	PowerShares China Technology Portfolio
9.	PowerShares Chinese Yuan Dim Sum Bond Portfolio
10.	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio
11.	PowerShares DWA Developed Markets Momentum Portfolio
12.	PowerShares DWA Emerging Markets Momentum Portfolio
13.	PowerShares DWA Momentum & Low Volatility Rotation Portfolio
14.	PowerShares DWA SmallCap Momentum Portfolio
15.	PowerShares DWA Tactical International Rotation Portfolio
16.	PowerShares DWA Tactical Multi-Asset Income Portfolio
17.	PowerShares DWA Tactical Sector Rotation Portfolio

18.	PowerShares Emerging Markets Currency Hedged Low Volatility Portfolio
19.	PowerShares Emerging Markets Infrastructure Portfolio
20.	PowerShares Emerging Markets Sovereign Debt Portfolio
21.	PowerShares Europe Currency Hedged Low Volatility Portfolio
22.	PowerShares Frontier Markets Portfolio
23.	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio
24.	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio
25.	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
26.	PowerShares FTSE RAFI Emerging Markets Portfolio
27.	PowerShares FTSE International Low Beta Equal Weight Portfolio
28.	PowerShares Fundamental High Yield® Corporate Bond Portfolio
29.	PowerShares Fundamental Investment Grade Corporate Bond Portfolio
30.	PowerShares Global Agriculture Portfolio
31.	PowerShares Global Clean Energy Portfolio
32.	PowerShares Global Gold and Precious Metals Portfolio
33.	PowerShares Global Short Term High Yield Bond Portfolio
34.	PowerShares Global Water Portfolio
35.	PowerShares California AMT-Free Municipal Bond Portfolio
36.	PowerShares National AMT-Free Municipal Bond Portfolio
37.	PowerShares New York AMT-Free Municipal Bond Portfolio
38.	PowerShares International BuyBack AchieversTM Portfolio
39.	PowerShares International Corporate Bond Portfolio
40.	PowerShares Zacks International Multi-Asset Income Portfolio
41.	PowerShares Japan Currency Hedged Low Volatility Portfolio
42.	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio
43.	PowerShares KBW Bank Portfolio
44.	PowerShares KBW High Dividend Yield Financial Portfolio
45.	PowerShares KBW Premium Yield Equity REIT Portfolio
46.	PowerShares KBW Property & Casualty Insurance Portfolio
47.	PowerShares KBW Regional Banking Portfolio
48.	PowerShares MSCI Emerging Markets Equal Country Weight Portfolio
49.	PowerShares MSCI Global Timber Portfolio
50.	PowerShares Preferred Portfolio
51.	PowerShares PureBeta FTSE Developed ex-North America Portfolio
52.	PowerShares PureBeta FTSE Emerging Markets Portfolio
53.	PowerShares PureBeta MSCI USA Portfolio
54.	PowerShares PureBeta MSCI USA Small Cap Portfolio
55.	PowerShares PureBeta US Aggregate Bond Portfolio
56.	PowerShares PureBeta 0-5 Yr US TIPS Portfolio
57.	PowerShares Russell 1000 Enhanced Equal Weight Portfolio
58.	PowerShares Russell 1000 Equal Weight Portfolio
59.	PowerShares Russell 1000 Low Beta Equal Weight Portfolio
60.	PowerShares Shipping Portfolio
61.	PowerShares Solar Portfolio
62.	PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio
63.	PowerShares S&P 500® High Beta Portfolio
64.	PowerShares S&P 500® High Dividend Low Volatility Portfolio
65.	PowerShares S&P 500® Low Volatility Portfolio
66.	PowerShares S&P 500 Minimum Variance Portfolio
67.	PowerShares S&P 500 Momentum Portfolio
68.	PowerShares S&P 500 Rising Rates Portfolio
69.	PowerShares S&P 500 Enhanced Value Portfolio
70.	PowerShares S&P 500 Value With Momentum Portfolio
71.	PowerShares S&P Emerging Markets Momentum Portfolio
72.	PowerShares S&P Emerging Markets Low Volatility Portfolio
73.	PowerShares S&P Global Dividend Opportunities Index Portfolio

74.	PowerShares S&P Global Water Index Portfolio
75.	PowerShares S&P High Income Infrastructure Portfolio
76.	PowerShares S&P International Developed High Dividend Low Volatility Portfolio
77.	PowerShares S&P International Developed Momentum Portfolio
78.	PowerShares S&P International Developed Low Volatility Portfolio
79.	PowerShares S&P International Developed Quality Portfolio
80.	PowerShares S&P MidCap Low Volatility Portfolio
81.	PowerShares S&P SmallCap Consumer Discretionary Portfolio
82.	PowerShares S&P SmallCap Consumer Staples Portfolio
83.	PowerShares S&P SmallCap Energy Portfolio
84.	PowerShares S&P SmallCap Financials Portfolio
85.	PowerShares S&P SmallCap Health Care Portfolio
86.	PowerShares S&P SmallCap High Dividend Low Volatility Portfolio
87.	PowerShares S&P SmallCap Industrials Portfolio
88.	PowerShares S&P SmallCap Information Technology Portfolio
89.	PowerShares S&P SmallCap Low Volatility Portfolio
90.	PowerShares S&P SmallCap Materials Portfolio
91.	PowerShares S&P SmallCap Quality Portfolio
92.	PowerShares S&P SmallCap Utilities Portfolio
93.	PowerShares Senior Loan Portfolio
94.	PowerShares Taxable Municipal Bond Portfolio
95.	PowerShares Treasury Collateral Portfolio
96.	PowerShares Variable Rate Preferred Portfolio
97.	PowerShares VRDO Tax-Free Weekly Portfolio

PowerShares Actively Managed Exchange-Traded Fund Trust

1.	PowerShares Active U.S. Real Estate Fund
2.	PowerShares Balanced Multi-Asset Allocation Portfolio
3.	PowerShares Conservative Multi-Asset Allocation Portfolio
4.	PowerShares Government Collateral Pledge Portfolio
5.	PowerShares Growth Multi-Asset Allocation Portfolio
6.	PowerShares Moderately Conservative Multi-Asset Allocation Portfolio
7.	PowerShares Multi-Strategy Alternative Portfolio
8.	PowerShares S&P 500® Downside Hedged Portfolio
9.	PowerShares Total Return Bond Portfolio
10.	PowerShares Ultra Short Duration Portfolio
11.	PowerShares Variable Rate Investment Grade Portfolio

PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

1.	PowerShares Agriculture Commodity Strategy No K-1 Portfolio
2.	PowerShares Base Metals Commodity Strategy No K-1 Portfolio
3.	PowerShares Bloomberg Commodity Strategy Portfolio
4.	PowerShares Optimum Yield Diversified Commodity Strategy No K-1Portfolio
5.	PowerShares Energy Commodity Strategy No K-1 Portfolio

PowerShares India Exchange-Traded Fund Trust

1.	PowerShares India Portfolio

PowerShares Exchange-Traded Self-Indexed Fund Trust

1.	PowerShares BulletShares 2018 Corporate Bond Portfolio
2.	PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio
3.	PowerShares BulletShares 2019 Corporate Bond Portfolio
4.	PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio
5.	PowerShares BulletShares 2020 Corporate Bond Portfolio
6.	PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio
7.	PowerShares BulletShares 2021 Corporate Bond Portfolio

8.	PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio
9.	PowerShares BulletShares 2022 Corporate Bond Portfolio
10.	PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio
11.	PowerShares BulletShares 2023 Corporate Bond Portfolio
12.	PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio
13.	PowerShares BulletShares 2024 Corporate Bond Portfolio
14.	PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio
15.	PowerShares BulletShares 2025 Corporate Bond Portfolio
16.	PowerShares BulletShares 2025 High Yield Corporate Bond Portfolio
17.	PowerShares BulletShares 2026 Corporate Bond Portfolio
18.	PowerShares BulletShares 2027 Corporate Bond Portfolio
19.	PowerShares Defensive Equity Portfolio
20.	PowerShares Multi-Factor Large Cap Portfolio
21.	PowerShares U.S. Large Cap Optimized Volatility Portfolio

THE BANK OF NEW YORK MELLON

By:
(signature)

(name)

(title)

POWERSHARES EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper
(signature) Daniel E. Draper
(name) President
(title)

POWERSHARES EXCHANGE-TRADED FUND TRUST II

By:	/s/ Daniel E. Draper
(signature) Daniel E. Draper
(name) President
(title)

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper
(signature) Daniel E. Draper
(name) President
(title)

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Daniel E. Draper
(signature) Daniel E. Draper
(name) President
(title)

POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Daniel E. Draper
(signature) Daniel E. Draper
(name) President
(title)

POWERSHARES EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Daniel E. Draper
(signature) Daniel E. Draper
(name) President
(title)